SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of earliest event reported: October 20, 2003

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company") is furnishing as Exhibit 99 attached hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated October 20, 2003.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATA Holdings Corp. (Registrant)

                                            /s/ David M. Wing
                                            David M. Wing
                                            Executive Vice President and CFO


Date: October 20, 2003


Exhibit 99


                                            October 20, 2003


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Dear Investment Community:

We are pleased to present you with our October 20 ATA Holdings Corp. Investor Update. We hope that you find this to be a useful supplement to our third quarter 2003 earnings release, which will occur tomorrow, October 21. The operating statistics shown below reflect actual Q1-Q3 and forecasted Q4 2003 traffic and capacity statistics, as well as fuel consumption, capital expenditures, and aircraft in fleet. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                                Sincerely,
                                                David M. Wing
                                                Executive Vice President and CFO


                       ATA HOLDINGS CORP. INVESTOR UPDATE
                             As of October 20, 2003

                                            Capacity (expressed in Available Seat Miles)
                                                            (in millions)
Business Unit                     1st Quarter 2002   2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002     Full Year 2002
                                      (Actual)            (Actual)            (Actual)         (Actual)              (Actual)
Scheduled Service - Jets                  2,976          3,247               3,563              3,586               13,372
                         (yr/yr)           6.8%          11.1%               20.9%              35.6%                18.4%

Scheduled Service - Commuter                 45             48                  66                 78                  237
                         (yr/yr)          45.2%          41.2%               80.1%              78.3%                62.7%

Military                                    494            510                 555                545                2,104
                         (yr/yr)          -3.3%         -11.7%               13.0%              -3.9%                -2.0%

Charter                                     790            441                 305                340                1,876
                         (yr/yr)           1.4%         -33.4%              -61.9%              -2.6%               -27.5%

Sub-service                                   2              4                   5                  0                   11
                         (yr/yr)         -75.0%         300.0%                  NA                 NA                42.2%

Total                                     4,307          4,250               4,494              4,549               17,600
                         (yr/yr)           4.6%           1.3%                5.2%              26.2%                 8.7%

Business Unit                     1st Quarter 2003    2nd Quarter 2003    3rd Quarter 2003    4th Quarter 2003     Full Year 2003
                                      (Actual)            (Actual)           (Actual)          (Forecasted)         (Forecasted)

Scheduled Service - Jets                  3,770            4,095              4,233               4,450               16,548
                         (yr/yr)          26.7%            26.1%              18.8%               24.1%                23.8%

Scheduled Service - Commuter                 77               78                 77                  77                  309
                         (yr/yr)          71.1%            62.5%              15.5%               -1.3%                30.4%

Military                                  1,083              947                711                 712                3,453
                         (yr/yr)         119.2%            85.7%              28.1%               30.6%                64.1%

Charter                                     355              248                171                 163                  937
                         (yr/yr)         -55.1%           -43.8%             -43.9%              -52.1%               -50.1%

Sub-service                                   0                2                  2                   0                    4
                         (yr/yr)         -100.0%          -50.0%             -60.0%                  NA               -63.6%

Total                                     5,285            5,370              5,194               5,402               21,251
                         (yr/yr)          22.7%            26.4%              15.6%               18.8%                20.7%

                                           Traffic (expressed in Revenue Passenger Miles)
                                                            (in millions)

Business Unit                     1st Quarter 2002    2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002     Full Year 2002
                                      (Actual)            (Actual)           (Actual)              (Actual)          (Actual)

Scheduled Service - Jets                   2,155           2,488              2,694               2,422             9,759
                         (yr/yr)            3.2%            6.9%              16.7%               29.0%             13.5%

Scheduled Service - Commuter                  29              34                 44                  46               153
                         (yr/yr)           31.8%           41.7%              96.3%               80.3%             62.3%

Military                                     214             253                252                 266               985
                        (yr/yr)           -7.4%            0.4%               -1.3%               16.6%              2.0%

Charter                                      633             349                247                 253             1,482
                         (yr/yr)            9.9%          -30.8%             -63.4%               -0.5%            -26.3%

Sub-service                                    1               2                  2                   0                 5
                         (yr/yr)          -80.0%          200.0%                 NA                  NA             -1.9%

Total                                      3,032           3,126              3,239               2,987            12,384
                         (yr/yr)            3.8%            0.6%              -0.7%               25.2%              6.1%

Business Unit                     1st Quarter 2003    2nd Quarter 2003    3rd Quarter 2003    4th Quarter 2003    Full Year 2003
                                      (Actual)            (Actual)            (Actual)         (Forecasted)        (Forecasted)

Scheduled Service - Jets                   2,638            3,139             3,212              3,135               12,124
                         (yr/yr)           22.4%            26.2%             19.2%              29.4%                24.2%

Scheduled Service - Commuter                  46               52                47                 47                  192
                         (yr/yr)           58.6%            52.9%              6.8%               2.2%                25.5%

Military                                     402              398               356                333                1,489
                         (yr/yr)           87.9%            57.3%             41.3%              25.2%                51.2%

Charter                                      285              195               141                118                  739
                         (yr/yr)          -55.0%           -44.1%             -42.9%            -53.4%               -50.1%

Sub-service                                    0                1                 1                  0                    2
                         (yr/yr)         -100.0%           -50.0%            -50.0%                 NA               -60.0%

Total                                      3,371            3,785             3,757              3,633               14,546
                         (yr/yr)           11.2%            21.1%             16.0%              21.6%                17.5%

                                                            Fuel Outlook

                                   1st Quarter 2002   2nd Quarter 2002  3rd Quarter 2002   4th Quarter 2002   Full Year 2002
                                       (Actual)           (Actual)          (Actual)           (Actual)          (Actual)

     Price per Gallon                    $0.766            $0.894             $0.902            $0.950             $0.880
     Gallons Consumed (000)              60,727            57,209             58,727            58,150            234,813
     % Gallons Hedged                        5%               24%                17%                0%                12%
     % Gallons Military1                    14%               16%                16%               16%                15%

                                      1st Quarter 2003   2nd Quarter 2003  3rd Quarter 2003   4th Quarter 2003   Full Year 2003
                                       (Actual)           (Actual)          (Actual)           (Forecasted)       (Forecasted)

     Price per Gallon                    $1.088            $0.970             $0.964            $1.040             $1.015
     Gallons Consumed (000)              69,020            70,206             67,649            68,331            275,206
     % Gallons Hedged                        0%                0%                 0%                0%                 0%
     % Gallons Military1                    25%               22%                17%               18%                21%

                                          ATAH Fleet Summary Year-End 2001 to Year-End 2003

Aircraft Type                12/31/01         Change        12/31/02         Change        12/31/03
                             (Actual)        (Actual)       (Actual)      (Projected)     (Projected)
Boeing 737-800                  14              16             30               2              32
Boeing 757-200                  15               1             16              -1              15
Boeing 757-300                   5               5             10               2              12
Boeing 727-200                  10             -10              0               0               0
Lockheed L1011                  15              -5             10              -4               6
                                --              --             --              --              --

Total Jets                      59               7             66              -1              65
                                ==              ==             ==              ==              ==

Saabs                           11               6             17               0              17

                                    Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                            (in millions)
                                          1st Quarter 2002  2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002  Full Year 2002
                                              (Actual)          (Actual)           (Actual)            (Actual)          (Actual)
Non-Flight Capital Expenditures                  ($4)              ($5)             ($5)                 ($3)            ($17)
Aircraft Bridge Financing2                     ($115)              $115              NA                    NA               NA
Aircraft Maintenance and Parts                  ($26)              ($8)             ($9)                   $1            ($42)

              Total Capital Expenditures       ($145)              $102            ($14)                 ($2)            ($59)

Aircraft Deposit Inflows (Outflows)3             $11                $12               $2                  $15              $40

                                          1st Quarter 2003  2nd Quarter 2003    3rd Quarter 2003    4th Quarter 2003  Full Year 2003
                                              (Actual)          (Actual)           (Actual)          (Forecasted)      (Forecasted)


Non-Flight Capital Expenditures                 ($4)              ($8)               ($5)                ($5)            ($22)
Aircraft Maintenance and Parts                  ($6)             ($11)               ($2)                ($7)            ($26)

              Total Capital Expenditures       ($10)             ($19)               ($7)               ($12)            ($48)

Aircraft Deposit Inflows (Outflows)3              $0                $4                 $4                  $0               $8

1 The Company's military contracts contain fuel escalation clauses that act as natural hedges by limiting exposure to increases in fuel price
2 Reflects purchase of two 757-300's that were financed with operating leases in
  Q2
3 Net of financing

Note: Numbers may not sum due to rounding